Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Summary of Property and Equipment Consisted

Property and equipment consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Buildings(1)	865,447	865,447
Leasehold and buildings improvement	71,526	71,771
Electronic and office equipment	37,428	37,066
Total cost	974,401	974,284
Less: Accumulated depreciation	(187,731)	(216,069)
Property and equipment, net	786,670	758,215

(1)
In 2017, the Group purchased two buildings in Wuhan (Building A and B) and one building in Guangzhou (Building C) with a total consideration of RMB480,271. In 2018, the Group purchased one building in Wuhan (Building D) and the cost of Building D was RMB385,176. To purchase these buildings, the Group obtained mortgage loans with the total amount of RMB321,540 from PRC banks in 2018 and 2021 (Note 12).